NORTHEAST INVESTORS TRUST

Supplement dated February 5, 2018

to the Prospectus and Summary Prospectus

dated February 1, 2018

This supplement to the Prospectus and Summary Prospectus dated February 1, 2018 for Northeast Investors Trust updates the Annual Trust Operating Expenses table below. The purpose of this supplement is to correct a typographical error as the Operating Expense was erroneously listed as 0.90% instead of 0.89%.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Trust Operating Expenses as of 9/30/17 (Expenses Deducted From Fund Assets)
Trustees’ Fees *	0.50%
Distribution Expenses (12b-1)	None
Other Expenses	1.02%
Including:
Interest Expense	0.13%
Operating Expense	0.89%
Total Annual Trust Operating Expenses	1.52%